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                                                                   EXHIBIT 10.28


                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (hereinafter "AGREEMENT") is made and entered into by and between McAdams and Witham Consulting (hereinafter "MWC") and Digirad Corporation (hereinafter "DIGIRAD") on July 31, 2001 (the "Execution Date").

                                    RECITALS

         A.       The only principals of MWC are Dr. Stephan McAdams and Mr.
John Witham

         B. DIGIRAD has a need for the consulting services of MWC and MWC is willing to provide such consulting services to DIGIRAD upon the terms and conditions stated in this AGREEMENT.

         NOW, THEREFORE, for and in consideration of the execution of this AGREEMENT and the mutual covenants contained in the following paragraphs, DIGIRAD and MWC agree as follows:

         1. CONSULTING PERIOD. The parties agree that during the period from the Execution Date through *** (the "Consulting Period"), DIGIRAD will retain MWC as a consultant, pursuant to the terms and conditions stated herein. The Consulting Period will thereafter be automatically renewed for additional, successive *** periods unless either party notifies the other party in writing at least *** prior to the end of the applicable Consulting Period of its intention to discontinue this AGREEMENT. Notwithstanding the foregoing, however, *** may terminate this AGREEMENT at any time for any reason, with or without cause, by delivering written notice of such termination to the *** with such termination to be effective upon the *** receipt of such notice.

         2. SERVICES. The parties agree that the nature of the consulting services which MWC will provide to DIGIRAD hereunder shall consist of the following:

         a) Provide and generate sales leads for DIGIRAD's products and Digirad Imaging Solutions ("DIS") services.

         b) Reasonably accept and promptly respond to DIGIRAD product sales and DIS service inquiries from existing customers, potential customers, DIGIRAD personnel, and others at DIGIRAD's discretion (e.g. investors, potential employees, analysts, etc.)

         c)                            ***
                                       ***

         d)                            ***
                                       ***


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         e)                            ***
                                       ***

         f)                            ***
                  ***    MWC           ***

         g)       Act as advisors on future product developments.

         h)                            ***
                                       ***

         3. INDEPENDENT CONTRACTOR STATUS. The parties agree that nothing herein contained shall be deemed to create an agency, joint venture, partnership or franchise relationship between parties hereto. MWC acknowledges that it is an independent contractor, is not an agent or employee of DIGIRAD and is not entitled to any DIGIRAD employment rights or benefits and is not authorized to act on behalf of DIGIRAD. MWC shall be solely responsible for any and all tax obligations of MWC and those of its employees and representatives, including but not limited to, all city, state and federal income taxes, social security withholding tax and other self employment tax incurred by MWC DIGIRAD shall not dictate the work hours of MWC during the term of this AGREEMENT. Anything herein to the contrary notwithstanding, the parties hereby acknowledge and agree that DIGIRAD shall have no right to control the manner, means, or method by which MWC performs the services called for by this AGREEMENT. Rather, DIGIRAD shall be entitled only to direct MWC with respect to the elements of services to be performed by MWC and the results to be derived by Company, to inform MWC as to where and when such services shall be performed, and to review and assess the performance of such services by MWC for the limited purposes of assuring that such services have been performed and confirming that such results were satisfactory. DIGIRAD shall be entitled to exercise broad general power of supervision and control over the results of work performed by MWC personnel to ensure satisfactory performance, including the right to inspect, the right to stop work, the right to make suggestions or recommendations as to the details of the work, and the right to propose modifications to the work.

         4. COMPENSATION. During the Consulting Period, customer identification will take place as follows:

         a)                            ***   MWC   ***
                                       ***
                                       ***

         b)                            ***
                                       ***   MWC   ***
                       ***   MWC       ***

During the Consulting Period, DIGIRAD shall compensate MWC as follows:



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         a)       DIGIRAD will pay MWC *** per customer site visit to ***
                  DIGIRAD will also pay MWC an additional $*** if the customer on the site visit is not an Identified Customer and they purchase a DIGIRAD gamma camera within *** after the site visit.

         b) For Identified Customers that are a part of a national contract (i.e., *** ), DIGIRAD will pay MWC *** of the sales price of the complete DIGIRAD camera system without accessories purchased by an Identified Customer after such customer has purchased a DIGIRAD system, had it installed and completed all necessary payments for the system in full. For Identified Customer that are a not a part of a national contract, DIGIRAD will pay MWC *** of the sales price of the complete DIGIRAD camera system without accessories purchased by an Identified Customer after such customer has purchased a DIGIRAD system, had it installed and completed all necessary payments for the system in full. Additionally, DIGIRAD will issue to MWC warrants to purchase *** *** *** The warrant value of the DIGIRAD Common Stock will be as determine by the Board of Directors of DIGIRAD at its meeting immediately following the date the aforementioned criteria have been satisfied. *** *** *** The warrant value of the DIGIRAD Common Stock will be as determined by the Board of Directors of DIGIRAD at its meeting immediately following the date the aforementioned criteria have been satisfied.

         c) DIGIRAD will issue MWC a warrant to purchase shares of DIGIRAD common stock at a per share exercise price of $*** Such warrant will be exercisable for an increasing number of shares of DIGIRAD common stock in the following amounts and under the
                  following schedules:                  ***
                                       ***
                                       ***
                                       *** In the event that DIGIRAD is acquired
                  by a third party whether by means of a merger, a sale of substantially all of its assets or the sale of more than 50% of its outstanding securities (each, an "Acquisition Event"), the warrant will be immediately exercisable in full for *** shares of DIGIRAD common stock upon the closing of the Acquisition Event.

         d) All references to a number of shares of common stock to be issued pursuant to any warrant and the exercise price thereof shall be appropriately adjusted to reflect any stock splits, stock dividends or combinations relating to DIGIRAD's Common Stock after the Execution Date.


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         5.       OUTSIDE ACTIVITIES. The parties agree that during the
Consulting Period, MWC and its employees and personnel shall not become employed by, or act as a consultant to, any person or entity that is directly competitive with the business activities of DIGIRAD. Persons and entities which shall be considered "directly competitive with the business activities of DIGIRAD" are *** *** The parties agree that nothing in this AGREEMENT shall prohibit or otherwise limit MWC from becoming employed by, or acting a consultant to, any person or entity that is not directly competitive with the business activities of DIGIRAD. MWC specifically represents that it agrees that the foregoing limitation on its outside activities and those of its employees and personnel, is reasonable in scope and duration, and does not impose an unreasonable burden on the ability of its employees and personnel to earn a living.

         6. PROMISE TO MAINTAIN CONFIDENTIALITY OF DIGIRAD'S CONFIDENTIAL INFORMATION. MWC acknowledges that in its capacity as a consultant to DIGIRAD it shall continue to be privy to confidential information belonging to DIGIRAD. MWC hereby promises and agrees that, unless compelled by legal process, MWC, as well as its employees and personnel, will not disclose to others and will keep confidential all information it has received while working as a consultant to, DIGIRAD concerning DIGIRAD's research and development activities, products and procedures, the identifies of DIGIRAD's customers, DIGIRAD's sales, DIGIRAD's prices, the terms of any of DIGIRAD's contracts with third parties, and the like. MWC agrees that a violation by it or any of its employees or personnel of the foregoing obligation to maintain the confidentiality of DIGIRAD's confidential information will constitute a material breach of this AGREEMENT and will entitled DIGIRAD to immediately terminate this AGREEMENT, with no further obligations then being owed to MWC. MWC specifically confirms that MWC, as well as its employees and personnel, will continue to comply with the terms of the Non-Disclosure Agreement executed between MWC and DIGIRAD.

         7. EFFECT OF TERMINATION. Within *** after the termination of this Agreement in its entirety for any reason, the parties shall promptly return to one another all property and other materials of the other party in their respective possessions, including all media (and copies thereof) containing confidential information of DIGIRAD and including without limitation all marketing materials, customer lists, placement records, service records and sales forecasts. If this Agreement is terminated by DIGIRAD, then within *** after DIGIRAD gives MWC notice of its intention to terminate this Agreement, *** MWC *** *** For *** after the termination date of this Agreement, DIGIRAD shall compensate MWC pursuant to the terms of this Agreement, *** ***

         8. INTEGRATED AGREEMENT. The parties acknowledge and agree that no promises or representations were made to them which do not appear written herein and that this AGREEMENT contains the entire agreement of the parties on the subject matter thereof. The parties further acknowledge and agree that parol evidence shall not be required to interpret the intent of the parties.


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         9.       VOLUNTARY EXECUTIONS. The parties hereby acknowledge that they have read and understand this AGREEMENT and that they sign this AGREEMENT voluntarily and without coercion.

         10. WAIVER, AMENDMENT AND MODIFICATION OF AGREEMENT. The parties agree that no waiver, amendment or modification of any of the terms of this AGREEMENT shall be effective unless in writing and signed by all parties affected by the waiver, amendment or modification. No waiver of any term, condition or default of any term of this AGREEMENT shall be construed as a waiver of any other term, condition or default.

         11. REPRESENTATION BY COUNSEL. The parties represent that they understand that they have the right to be represented in negotiations for the preparation of this AGREEMENT by counsel of their own choosing, and that they have entered into this AGREEMENT voluntarily, without coercion, and based upon their own judgment, and not in reliance upon any representations or promises made by the other party, other than those contained within this AGREEMENT. The parties further agree that if any of the facts or matters upon which they now rely in making this AGREEMENT hereafter provide to be otherwise, this AGREEMENT will nonetheless remain in full force and effect.

         12. CALIFORNIA LAW. The parties agree that this AGREEMENT and its terms shall be construed under California law.

         13. ATTORNEY'S FEES. If any action at law or in equity is necessary to enforce or determine the terms of this AGREEMENT, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, in addition to any other relief to which the party may be entitled.


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         IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.

                                             MCADAMS AND WITHAM CONSULTING


Dated:  8/9/2001                             /s/ ***
      ------------------------------         -----------------------------------
                                             Dr. Stephan McAdams

Dated:  8/9/2001                             /S/ ***
      ------------------------------         -----------------------------------
                                             Mr. John Witham


                                             DIGIRAD CORPORATION


Dated:  7-13-01                              By:  /s/ Scott ILLEGIBLE
      ------------------------------             -------------------------------
                                             Its:   President & CEO
                                                 -------------------------------




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                                  [SCHEDULE 1]